Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1

Dated as of June 7, 2018

to

CREDIT AGREEMENT

Dated as of November 12, 2013

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of June 7, 2018 by and among The Hanover Insurance Group, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), the Issuing Agent and a Fronting Bank under that certain Credit Agreement dated as of November 12, 2013 by and among the Borrower, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders, the Issuing Agent, the Fronting Banks and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto, the Issuing Agent, the Fronting Banks and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto, the Issuing Agent, the Fronting Banks and the Administrative Agent hereby agree to enter into this Amendment.

1.Amendments to the Credit Agreement.  Effective as of the Amendment No. 1 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended to add the following definitions thereto in the appropriate alphabetical order and, where applicable, replace the corresponding previously existing definition:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

US-DOCS\100998797.6

“EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“Maturity Date” means May 13, 2019, subject to extension (in the case of each Lender consenting thereto) as provided in Section 2.22.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to amend and restate clause (d) thereof to read as “(d) has become the subject of (i) a Bankruptcy Event or (ii) a Bail-In Action.”

(c)Section 2.06(a)(i) of the Credit Agreement is hereby amended to replace the reference to “the Issuing Agent agrees to issue” appearing therein with “the Issuing Agent may agree in its sole discretion, but shall have no obligation, to issue”.

(d)Section 2.06(b)(i) of the Credit Agreement is hereby amended to replace the reference to “such Fronting Bank agrees to issue” appearing therein with “such Fronting Bank may agree in its sole discretion, but shall have no obligation, to issue”.

(e)Section 2.21 of the Credit Agreement is amended to add the words “or a Bail-In Action” immediately after the words “a Bankruptcy Event” appearing therein.

(f)Article III of the Credit Agreement is amended to add a new clause (r) thereto immediately at the end thereof as follows:

(r)The Borrower is not an EEA Financial Institution.

(g)Article IX of the Credit Agreement is amended to add a new Section 9.16 thereto immediately at the end thereof as follows:

SECTION 9.16  Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)the effects of any Bail-In Action on any such liability, including, if applicable:

(i)a reduction in full or in part or cancellation of any such liability;

(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)the variation of the terms of such liability in connection with the exercise of the Write-Down   and Conversion Powers of any EEA Resolution Authority.

2.Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 1 Effective Date”) is subject to the following conditions precedent:

(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Lenders, the Issuing Agent, the Fronting Banks and the Administrative Agent.

(b)The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 1 Effective Date) of Ropes & Gray LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its counsel and covering such matters relating to the Borrower, the Loan Documents, this Amendment or the Transactions as the Administrative Agent shall reasonably request.  The Borrower hereby requests such counsel to deliver such opinion.

(c)The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of the Transactions and any other legal matters relating to the Borrower, the Loan Documents or the Transactions, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(d)The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that, immediately after giving effect (including giving effect on a pro forma basis) to this Amendment, (i) no Default or Event of Default has occurred and is continuing as of the date hereof and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(e)The Administrative Agent shall have received (i) for the account of each Lender that delivers its executed signature page to this Amendment by no later than the date and time specified by the Administrative Agent, an upfront fee in an amount equal to the applicable amount previously disclosed to the Lenders and (ii) payment of the Administrative Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3.Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting enforcement of creditors’ rights generally or general principles of equity.

(b)Immediately after giving effect (including giving effect on a pro forma basis) to this Amendment, (i) no Default or Event of Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4.Reference to and Effect on the Credit Agreement.

(a)Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)This Amendment is a Loan Document.

5.Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

THE HANOVER INSURANCE GROUP, INC.,
as the Borrower

By:	/s/ Jeffrey M. Farber
Name:	Jeffrey M. Farber
Title:	Executive Vice President and Chief Financial Officer

Signature Page to Amendment No. 1 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as a Fronting Bank, as the Issuing Agent and as the Administrative Agent

By:	/s/ Hector J. Varona
Name:	Hector J. Varona
Title:	Executive Director

[OTHER AGENTS AND LENDERS]

Signature Page to Amendment No. 1 to

Credit Agreement dated as of November 12, 2013

The Hanover Insurance Group, Inc.